EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Oscar Feldenkreis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perry Ellis International, Inc. on Form 10-K for the fiscal year ended February 3, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o)and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Perry Ellis International, Inc.

April 17, 2018

By:	/s/ Oscar Feldenkreis
Name: Oscar Feldenkreis
Title: Chief Executive Officer and President
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.